ASSIGNMENT AND ASSUMPTION OF LEASES
                              AND SECURITY DEPOSITS

                         (Per Section 7.2.1.4 and 7.3.2)

      For Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned, ANGELES PARTNERS XIV, a California limited partnership (the "Assignor"), hereby transfers, conveys and assigns unto MID-STATES DEVELOPMENT COMPANY, an Ohio general partnership (the "Assignee"), all of the right, title and interest of the Assignor in and to all tenant leases currently in force and effect between the Assignor and tenant s of that certain commercial property (more fully described on Exhibit A attached hereto) being sold by Assignor to Assignee as of the date hereof and commonly referred to as Project 47, Dayton Park Center, located in Montgomery Country, Ohio (the "Leases") and security deposits paid to Assignor by Tenants under the Leases, as of the date hereof. A description of the Leases and the amount of security deposits paid to Assignor pursuant to such Leases are shown on Exhibit "B" attached hereto and incorporated herein by reference.

      Assignee hereby assumes the obligations of Assignor under the Leases, including the obligations with respect to the security deposits being transferred herein.

      IN WITNESS WHEREOF, the Assignor and Assignee have executed the within Assignment and Assumption of Leases and Security Deposits effective as of this 22nd day of August, 1995.



MID-STATES DEVELOPMENT COMPANY            ANGELES PARTNERS XIV,
                                          a California limited partnership

By: /s/James M. Miller                    By: Angeles Realty Corporation,
                                                II, general partner of
Its General Partner                             Angeles Partners XIV

Date: 8/31/95                             By: /s/Robert D. Long, Jr.
                                          Its: CAO/Controller
                                          Date: August 22, 1995